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                                                                  Exhibit 10.9.4

                                AMENDMENT NO. 4
                                     TO THE
                         SOFTWARE OEM LICENSE AGREEMENT
                              NO. SOLA-97SYNP1223

This Amendment is entered into as of 15 February, 2002 ("Effective Date") by and between Cadence Design Systems, Inc., a Delaware corporation having a principal place of business at 555 River Oaks Parkway, San Jose, CA 95134, Cadence Design Systems (Ireland) Limited, a corporation organized and existing under the laws of Ireland and having a place of business at Block U, East Point Business Park, Dublin 3, Ireland (collectively "Cadence") and Synplicity, Inc., having a place of business at 935 Stewart Drive, Sunnyvale, CA 94085 ("Synplicity").

Effective 23 December 1997, Cadence and Synplicity entered into a Software OEM License Agreement ("Agreement"). The Agreement includes amendments dated 01 August 1998, 17 December 1999, and 15 January 2002.

NOW, THEREFORE, in consideration of the mutual promises contained herein, this Agreement is amended as follows:

1.   The following list of Vendor products are added to Section 1 of Exhibit A:

Product Number        Description
--------------------------------------------------------------------------------

SCAF                  Certify, All Platforms, Floating
MCAF                  Certify, Annual Maintenance, Floating

2.   The following Fees for Products are added to Section 1 of Exhibit C:

Product Number        Fees Per Copy
--------------------------------------------------------------------------------

SCAF                  *** Redacted
MCAF                  *** Redacted

For product and maintenance sold to an end user for the end user's use outside of the United States:

Product Number        Fees Per Copy
--------------------------------------------------------------------------------

SCAF                  *** Redacted
MCAF                  *** Redacted

3.   Section 11.1 is revised to read as follows:

The term of this Agreement shall be for a period commencing upon the Effective Date and ending December 31, 2002 ("Term"). The Term may be extended for additional one (1) year increments upon written agreement of the parties.

Except as specified above, the Agreement remains in full force and effect according to its terms. This Amendment No. 4, together with the Agreement, constitutes the entire agreement among the parties with respect to its subject matter.


*** The information redacted is subject to a Request for Confidential Treatment made to the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

                                      1

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment through the signatures of their duly authorized representatives as set forth below:


CADENCE DESIGN SYSTEMS, INC.              CADENCE DESIGN SYSTEMS (IRELAND) LTD.


By:     /s/ Michael J. Williams           By:     /s/ R.L. Smith McKeithen
        -------------------------                 -------------------------
Name:   Michael J. Williams               Name:   R. L. Smith McKeithen
        -------------------------                 -------------------------
Title:  Associate General Counsel         Title:  Director
        -------------------------                 -------------------------
Date:   2-25-02                           Date:   2-28-02
        -------------------------                 -------------------------

SYNPLICITY, INC.


By:     /s/ Douglas S. Miller
        -------------------------
Name:   Douglas S. Miller
        -------------------------
Title:  VP Finance & CFO
        -------------------------
Date:   2-11-02
        -------------------------